UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2011 (May 17, 2011)

SINOCOKING COAL AND COKE
CHEMICAL INDUSTRIES, INC.
(Exact name of Registrant as specified in charter)

Florida	001-15931	59-3404233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Kuanggong Road and Tiyu Road 10th Floor,
Chengshi Xin Yong She, Tiyu Road, Xinhua District,
Pingdingshan, Henan Province, China 467000
 (Address of principal executive offices)

+86-3752882999
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant

SinoCoking Coal and Coke Chemical Industries, Inc. (the “Registrant”) and Frazer Frost, LLP (“Frazer Frost”) have mutually agreed to end Frazer Frost’s engagement as the Registrant’s independent registered public accountant, effective on May 17, 2011.  This action was approved by the Audit Committee of the Registrant’s Board of Directors.

The report of Frazer Frost on the Registrant’s financial statements as of June 30, 2010 and 2009 and for the years ended June 30, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Registrant’s financial statements for the fiscal periods ended June 30, 2010 and 2009 and through the date of this Current Report on Form 8-K (“Form 8-K”), there were: (i) no disagreements between the Registrant and Frazer Frost on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Frazer Frost, would have caused Frazer Frost to make reference to the subject matter of the disagreement in its reports on the Registrant’s financial statements for such periods; and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Effective May 17, 2011, the Registrant engaged Friedman LLP to serve as the Registrant’s new independent registered public accountant.  This action was also approved by the Audit Committee of the Registrant’s Board of Directors.

During the two most recent fiscal periods ended June 30, 2010 and 2009 and the subsequent interim period preceding Friedman LLP’s engagement, the Registrant did not consult with Friedman LLP on: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Registrant’s financial statements, and Friedman LLP did not provide either a written report or oral advice to the registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided Frazer Frost a copy of the disclosures contained herein and requested that Frazer Frost furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not Frazer Frost agrees with the statements made above.  A copy of the letter dated May 17, 2011, furnished by Frazer Frost in response to that request, is filed as Exhibit 16.1 to this Form 8-K.

Item 8.01      Other Events.

On May 18, 2011, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.

The information in Item 8.01 and Item 9.01(d) in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit Number	Description

16.1	Letter from Frazer Frost, LLP dated May 17, 2011.
99.1	Press Release dated May 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

Dated: May 17, 2011	By: /s/ Jianhua Lv
Jianhua Lv, Chief Executive Officer